Exhibit 21.1

Subsidiaries of

Emergency Medical Services Corporation

and

Emergency Medical Services L.P.

Entity Name	Jurisdiction of Formation	Doing Business As
EmCare HoldCo, Inc.	Delaware	N/A

EmCare Holdings, Inc.	Delaware	N/A

EmCare, Inc.	Delaware	N/A

EMCA Insurance Company, Ltd. N/A	Cayman Islands	N/A

EmCare of Maryland LLC	Maryland	N/A

EmCare Contract of Arkansas, Inc.	Arkansas	N/A

EmCare of Alabama, Inc.	Alabama	N/A

EmCare of Arizona, Inc.	Arizona	N/A

EmCare of California, Inc.	California	N/A

EmCare of Colorado, Inc.	Colorado	N/A

EmCare of Connecticut, Inc.	Connecticut	N/A

EmCare of Florida, Inc.	Florida	N/A

EmCare of Georgia, Inc.	Georgia	N/A

EmCare of Hawaii, Inc.	Hawaii	N/A

EmCare of Indiana, Inc.	Indiana	N/A

EmCare of Iowa, Inc.	Iowa	N/A

EmCare of Kentucky, Inc.	Kentucky	N/A

EmCare of Louisiana, Inc.	Louisiana	N/A

EmCare of Maine, Inc.	Maine	N/A

EmCare of Michigan, Inc.	Michigan	N/A

EmCare of Minnesota, Inc.	Minnesota	N/A

EmCare of Mississippi, Inc.	Mississippi	N/A

EmCare of Missouri, Inc.	Missouri	N/A

EmCare of Nevada, Inc.	Nevada	N/A

Entity Name	Jurisdiction of Formation	Doing Business As

EmCare of New Hampshire, Inc.	New Hampshire	N/A

EmCare of New Jersey, Inc.	New Jersey	N/A

EmCare of New Mexico, Inc.	New Mexico	N/A

EmCare of New York, Inc.	New York	N/A

EmCare of North Carolina, Inc.	North Carolina	N/A

EmCare of North Dakota, Inc.	North Dakota	N/A

EmCare of Ohio, Inc.	Ohio	N/A

EmCare of Oklahoma, Inc.	Oklahoma	N/A

EmCare of Oregon, Inc.	Oregon	N/A

EmCare of Pennsylvania, Inc.	Pennsylvania	N/A

EmCare of Rhode Island, Inc.	Rhode Island	N/A

EmCare of South Carolina, Inc.	South Carolina	N/A

EmCare of Tennessee, Inc.	Tennessee	N/A

EmCare of Texas, Inc.	Texas	N/A

EmCare of Vermont, Inc.	Vermont	N/A

EmCare of Virginia, Inc.	Virginia	N/A

EmCare of Washington, Inc.	Washington	N/A

EmCare of West Virginia, Inc.	West Virginia	N/A

EmCare of Wisconsin, Inc.	Wisconsin	N/A

EmCare Physician Providers, Inc.	Missouri	N/A

EmCare Physician Services, Inc.	Delaware	N/A

EmCare Services of Illinois, Inc.	Illinois	N/A

EmCare Services of Massachusetts, Inc.	Massachusetts	N/A

EmCare Anesthesia Services, Inc.	Delaware	N/A

ECEP, Inc.	Missouri	N/A

Coordinated Health Services, Inc.	Pennsylvania	N/A

EM-CODE Reimbursement Solutions, Inc.	Delaware	N/A

Emergency Medicine Education Systems, Inc.	Texas	N/A

Emergency Specialists of Arkansas, Inc. II	Texas	N/A

First Medical/EmCare, Inc.	California	N/A

Entity Name	Jurisdiction of Formation	Doing Business As

Healthcare Administrative Services, Inc.	Delaware	Healthcare Services of Georgia, Inc.

OLD STAT, Inc.	Delaware	N/A

Reimbursement Technologies, Inc.	Pennsylvania	N/A

STAT Physicians, Inc.	Florida	N/A

The Gould Group, Inc	Texas	N/A

Tifton Management Services, Inc.	Georgia	N/A

Tucker Emergency Services, Inc.	Georgia	N/A

Helix Physicians Management, Inc.	California	N/A

Norman Bruce Jetton, Inc.	California	N/A

Pacific Emergency Specialists Management, Inc.	California	N/A

American Emergency Physicians Management, Inc.	California	N/A

Physician Account Management, Inc.	Florida	N/A

Provider Account Management, Inc.	Delaware	N/A

Charles T. Mitchell, M.D., Inc.	Hawaii	N/A

EMS Management, Inc.	Delaware	N/A

American Medical Response, Inc.	Delaware	N/A

Hank’s Acquisition Corp.	Alabama	N/A

Fountain Ambulance Service, Inc.	Alabama	N/A

MedLife Emergency Medical Service, Inc.	Alabama	N/A

American Medical Response Northwest, Inc.	Oregon	AMR Northwest, Inc.

Buck Medical Services, Inc.

Buck Healthcare Services

Buck Medical

Clark County Wheelchair Transportation

Medix

Pramed

American Medical

Response (AMR)

Entity Name	Jurisdiction of Formation	Doing Business As
American Medical Response West	California	American Medical Response

AMR

Northern California Training Institute

American Medical Response (AMR)

911 Emergency Services

Sonoma Life Support

Mobile Life Support

Metropolitan Ambulance Service	California	N/A

American Medical Response of Inland Empire	California	AMR

American Medical Response

Desert Valley Medical Transport, Inc.	California	American Medical Response (AMR)

Springs Ambulance Service, Inc.	California	American Medical Response (AMR)

American Medical Response of Colorado, Inc.	Delaware	N/A

International Life Support, Inc.	Hawaii	American Medical Response (AMR)

Medevac MidAmerica, Inc.	Missouri	American Medical Response

Medevac Medical Response, Inc.	Missouri	American Medical Response

American Medical Response of Oklahoma, Inc.	Delaware	American Medical Response (AMR)

American Medical Response of Texas, Inc.	Delaware	American Medical Response

Kutz Ambulance Service, Inc.	Wisconsin	American Medical Response (AMR)

Entity Name	Jurisdiction of Formation	Doing Business As
American Medical Response Holdings, Inc.	Delaware	N/A

American Medical Response Management, Inc.	Delaware	N/A

Regional Emergency Services, LP	Delaware	N/A

A1 Leasing, Inc.	Florida	N/A

Florida Emergency Partners, Inc.	Texas	N/A

Mobile Medic Ambulance Service, Inc.	Delaware	American Medical Response (AMR)

Metro Ambulance Service, Inc.	Delaware	American Medical Response (AMR)

Metro Ambulance Service (Rural), Inc.	Delaware	American Medical Response

AMR

Medic One Ambulance Services, Inc.	Delaware	American Medical Response

AMR

American Medical Response of South Carolina, Inc.	Delaware	American Medical Response

AMR

American Medical Response of North Carolina, Inc.	Delaware	N/A

American Medical Response of Georgia, Inc.	Delaware	N/A

Troup County Emergency Medical Services, Inc.	Georgia	N/A

Randle Eastern Ambulance Service, Inc.	Florida	American Medical Response

Medi-Car Systems, Inc.	Florida	American Medical Response

AMR

Medi-Car Ambulance Service, Inc.	Florida	American Medical Response

American Medical Response of Tennessee, Inc.	Delaware	American Medical Response (AMR)

Entity Name	Jurisdiction of Formation	Doing Business As
Physicians & Surgeons Ambulance Service, Inc.	Ohio	American Medical Response

AMR

American Medical Response of Ohio

AMR of Ohio

P & S Ambulance Service

American Medical Response of Illinois, Inc.	Delaware	American Medical Response

Midwest Ambulance Management Company	Delaware	N/A

Paramed, Inc.	Michigan	American Medical Response

Ambucare

E.M.T.S., Inc.

Fleet Ambulance

American Medical Response of Michigan

AMR of Michigan

ABC Courier Service

Life Line Ambulance Service, Inc.

Paramed

Paravan

Pulse Emergency Medical Systems

Riverside E.M.S.

Suburban Ambulance Service

Mercy Ambulance of Evansville, Inc.	Indiana	American Medical Response - AMR

Ambucare

Mercy Ambucare

Entity Name	Jurisdiction of Formation	Doing Business As
Mercy Ambulance of Evansville

AMR

AMR of Indiana

American Medical Response of Indiana

American Medical Response

Premier Mobility Service

Tidewater Ambulance Service, Inc.	Virginia	American Medical Response (AMR)

American Medical Response of Connecticut, Incorporated	Connecticut	AMR

American Medical Response

American Medical Response of Massachusetts, Inc.	Massachusetts	Midland Ambulance Service

American Medical Response (AMR)

American Medical Response

AMR

AMR Brockton, L.L.C.	Delaware	N/A

American Medical Response Mid-Atlantic, Inc.	Pennsylvania	Event Medical Services

American Medical Response (AMR)

American Medical Response

AMR

American Medical Response Delaware Valley, LLC	Delaware	N/A

Ambulance Acquisition, Inc.	Delaware	N/A

Metro Ambulance Services, Inc.	Georgia	N/A

Broward Ambulance, Inc.	Delaware	American Medical Response

Entity Name	Jurisdiction of Formation	Doing Business As
Atlantic Ambulance Services Acquisition, Inc.	Delaware	American Medical Response

AMR

Atlantic/Key West Ambulance, Inc.	Delaware	American Medical Response

Atlantic/Palm Beach Ambulance, Inc.	Delaware	American Medical Response

Seminole County Ambulance, Inc.	Delaware	American Medical Response

LifeFleet Southeast, Inc.	Florida	American Medical Response

American Medical Pathways, Inc.	Delaware	N/A

ProvidaCare, L.L.C.	Texas	N/A

Adam Transportation Service, Inc.	New York	American Medical Response

Associated Ambulance Service, Inc.	New York	American Medical Response

Park Ambulance Service Inc.	New York	American Medical Response

Five Counties Ambulance Service, Inc.	New York	American Medical Response

Sunrise Handicap Transport Corp.	New York	American Medical Response

STAT Healthcare, Inc.	Delaware	N/A

Laidlaw Medical Transportation, Inc.	Delaware	American Medical Response (AMR)

Mercy Ambulance of Fort Wayne

American Medical Response

American Medical Response of Indiana

AMR of Fort Wayne

AMR of Indiana

Central Ambulance

Entity Name	Jurisdiction of Formation	Doing Business As
Crossroads Ambulance Service

American Medtrans

Shepard Ambulance

Shepard Ambulance, Inc.

Shepard Paramedics, Inc.

Spokane Ambulance

Yakima Medic 1

Mercy, Inc.	Nevada	American Medical Response (AMR)

American Investment Enterprises, Inc.	Nevada	Nevada Medi-Car

LifeCare Ambulance Service, Inc.	Illinois	N/A

TEK, Inc.	Illinois	American Medical Response (AMR)

Mercy Life Care	California	N/A

Hemet Valley Ambulance Service, Inc.	California	American Medical Response (AMR)

American Medical Response of Southern California	California	American Medical Response (AMR)

Medic One of Cobb, Inc.	Georgia	N/A

Puckett Ambulance Service, Inc.	Georgia	N/A

Global Medical Response, Inc.	Delaware	N/A

Global Emergency Medical Services Limited	Trinidad	N/A

Tobago

Global Medical Response of Trinidad & Tobago, Ltd. (Joint Venture)	Trinidad	N/A

Tobago

Global Medical Response of Barbados	Barbados	N/A

Limited